EXHIBIT 99.1

DEBT RESTRUCTURING AGREEMENT

THIS DEBT RESTRUCTURING AGREEMENT (this “Agreement”), dated as of July 19, 2004 (the “Effective Date”), is made by and among Jonathan Ungar (“Ungar”), Alan Henry Woods (“Woods,” and together with Ungar, the “Note Holders”) and Venture Catalyst Incorporated, a Utah corporation (the “Company”).

Recitals

A. The Note Holders are the holders of those certain Promissory Notes made by the Company which are listed on Exhibit A hereto (the “Notes”),

B. The aggregate outstanding principal and accrued and unpaid interest on the Notes as of June 30, 2004 is $6,002,492.98 with respect to Ungar and $5,966,969.86 with respect to Woods.

C. Pursuant to the terms and conditions of the Notes, the Company is not obligated to make payments to the Note Holders when otherwise due if the Company does not meet certain financial tests. The Company has not met such financial tests since September 2000. Failure to make payments under such circumstances is not a default under the Notes, but the accrued interest on the Notes is added to principal and such debt continues to accrue interest at 10% per annum.

D. The parties believe it is in the best interest of the Company and the Note Holders to restructure the Notes.

E. The Note Holders and the Company desire to restructure the indebtedness represented by the Notes (the “Restructuring”) by (i) cancelling the Notes and all outstanding principal and accrued and unpaid interest thereunder; (ii) terminating the Stock Purchase and Settlement and Release Agreement dated as of September 27, 1996 among the Company and Note Holders (the “Original Stock Purchase Agreement”) and cancelling all obligations thereunder, and (iii) issuing the Promissory Notes set forth in Exhibits B & C hereto (the “New Notes”).

F. The Note Holders and the Company entered into a Restructuring Agreement dated as of May 13, 2002 (the “Original Restructuring Agreement”), under which the Notes would have been restructured in connection with the closing of the Company’s proposed going-private transaction, which was never completed and was subsequently abandoned.

G. The Note Holders and the Company desire to enter into this Agreement to set forth the terms and conditions of the Restructuring.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Agreement

1. Restructuring.

1.1 Exchange of Notes. The Note Holders hereby sell, assign, transfer and deliver to the Company, and the Company hereby acquires and cancels the Notes in exchange for the execution of the New Notes by the Company and the delivery thereof to the Note Holders. The Company and the Note Holders agree that the execution and delivery of the New Notes by the Company to the Note Holders shall constitute full satisfaction of the Notes and that effective as of the acquisition thereof by the Company on the Effective Date, the Notes and all rights and obligations thereunder shall be cancelled.

1.2 Several Liability. The obligations and liabilities of the Note Holders under this Agreement shall be several and not joint.

1.3 Deliveries by Note Holders. Upon the execution of this Agreement, each Note Holder shall deliver to the Company:

(a) the original Notes listed on Exhibit A which were issued in favor of the Note Holder, along with Assignments of Notes, in a form reasonably acceptable to the Company, executed in favor of the Company; and

(b) executed original signature pages to this Agreement and the New Note to which the Note Holder is a party.

1.4 Deliveries by Company. Upon the execution of this Agreement, the Company shall (i) deliver to each Note Holder an executed original signature page to this Agreement and the New Notes to be issued by the Company in favor of such Note Holder and (ii) make the payment to Ungar described in Section 5.6 hereof.

1.5 Declarations of Lost Notes. Each Note Holder hereby declares as follows:

(a) Such Note Holder is the owner of the Notes listed under his name on Exhibit A hereto.

(b) Such Note Holder has no knowledge or information as to the present whereabouts of the original Notes owned by such Note Holder that have not been delivered to the Company pursuant to Section 1.3 of this Agreement (the “Missing Notes”) and believes that such Notes have been lost, misplaced, destroyed or stolen.

(c) None of the Missing Notes nor any interest therein has been sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pawned, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner by or on behalf of such Note Holder; neither the Note Holder nor anyone acting on such Note

Holder’s behalf has signed any power of attorney, any stock power or any other assignment or authorization respecting the same which is now outstanding and in force; and no person, firm or corporation has any right, title, claim, equity or interest in, to or respecting any pf the Missing Notes.

(d) This declaration is made for the purpose of inducing the issuance of the New Notes in lieu of and in substitution or exchange for the Notes without requiring the surrender of the Missing Notes.

(e) Each Note Holder hereby agrees to immediately surrender any Missing Note that at any time hereafter comes into such Note Holder’s possession or control.

(f) Each Note Holder agrees to indemnify and hold harmless the Company in the event the Company shall, at any time or from time to time, suffer any damage, liability, loss or deficiency arising out of or resulting from, or shall pay or become obligated to pay any sum on account of any inaccuracy, misstatement of fact or breach of any duty contained herein or created hereunder.

2. Termination of Certain Agreements; Cancellation of Current Balances.

2.1 Cancellation of Notes; Forgiveness of Interest. Effective as of the acquisition thereof by the Company on the Effective Date, the Notes are hereby terminated, cancelled and of no further force and effect, all outstanding principal and accrued interest with respect to the Notes is hereby cancelled, forgiven and released, and the parties thereunder are released of all of their obligations thereunder.

2.2 Termination of Original Restructuring Agreement. Effective as of the Effective Date, the Original Restructuring Agreement is hereby terminated, cancelled and of no further force and effect, and the parties thereunder are released of all of their obligations thereunder.

2.3 Termination of Original Stock Purchase Agreement. Effective as of the Effective Date, the Original Stock Purchase Agreement is hereby terminated, cancelled and of no further force and effect, and the parties thereunder are released of all of their obligations thereunder.

3. Mutual Release.

3.1 Mutual Release. Except for the obligations created by this Agreement and the New Notes, effective at the Effective Date, the Company and the Note Holders fully, finally and forever release and agree to hold harmless each other and all their respective successors, assigns, officers, directors, stockholders, employees, lenders, affiliates, attorneys, consultants, advisors and agents (each, a “Releasee”) from and against any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, foreseeable or unforeseeable (collectively, the “Claims”), which the parties may have at the Effective Date or may thereafter have against any of the released parties by reason of any matter, cause or thing whatsoever from the beginning of time to the Effective Date arising out of or based upon the Notes, the Original Restructuring Agreement or the Original Stock Purchase Agreement (the “Release”).

Each of the parties hereto acknowledges that it may hereafter discover facts different from or in addition to those which it now knows or believes to be true with respect to the Claims which are the subject of the Release and each party expressly agrees to assume the risk of the possible discovery of additional or different facts, and agrees that the Release shall be and remain effective in all respects, regardless of such additional or different facts. Each of the parties hereto understands and agrees that it shall expressly waive and relinquish all rights and benefits, if any, it may have under Section 1542 of the California Civil Code with respect to the Claims which are the subject of the Release. California Civil Code Section 1542 reads as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

In connection with the Release, each of the parties hereto represents and warrants to the other party that it has not assigned or transferred, and it will not assign or transfer, any Claim or any interest in any Claim which it may have against any of the released parties.

3.2 Breach of Release. Each of the parties hereto agrees that if either hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released by such party hereunder, or in any manner asserts against any other party hereto or the Releasees any of the claims released hereunder (collectively, the “Released Claims”), the party asserting such Released Claim shall pay to such other party or such Releasee, as the case may be, in addition to any other damages caused to such other party or such Releasee, as the case may be, all reasonable attorneys’ fees incurred in defending or otherwise responding to said suit or claim.

3.3 Rights Related to Release Provisions. In connection with the release provisions of this Agreement, each of Ungar and Woods is aware that he has the right to consult with an attorney before signing this Agreement and is hereby advised by the Company to do so.

4. Representations.

4.1 Investment Representations. Each Note Holder represents and warrants that such Note Holder: (a) has substantial experience in evaluating and investing in transactions involving companies similar to the Company such that he is capable of evaluating the merits and the risks of his investment in the Company and has the capacity to protect his interests; (b) understands the acquisition of his New Note is a speculative investment which involves a high degree of risk of loss of such investment; (c) is able to bear the economic risk of his investment for an indefinite period of time, including the risk of a complete loss of the investment; (d) is acquiring his New Note for investment for his own account, not as a nominee or agent, and not with a view to the resale or distribution thereof and (e) is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. Woods further represents and warrants that he is not married and no other person or entity has any rights to or interests in Woods’ Notes. Each Note Holder acknowledges and agrees that the New Notes shall bear the following restrictive legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (THE “STATE ACTS”). THIS NOTE HAS BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE ACTS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.”

4.2 Authority Relative to This Agreement. The Company has full corporate power and authority to execute, deliver, and perform this Agreement and the New Notes and to consummate the transactions contemplated by this Agreement and the New Notes. The execution, delivery and performance of this Agreement and the New Notes by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of the Company, and no other action on the part of the Company or any affiliate of the Company is necessary to authorize such execution, delivery and performance. This Agreement and the New Notes have been duly executed and delivered by the Company and, assuming due execution and delivery by the other parties thereto, this Agreement and the New Notes constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors’ rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies in certain instances.

5. Miscellaneous.

5.1 Confidentiality of Agreement. Except as may be required by law or otherwise made publicly available by the Company, neither Ungar nor Woods, nor their respective attorneys or any person acting by, through, under or in concert with any of them, shall disclose any of the terms of or facts relating to this Agreement or the negotiation thereof to any individual or entity, except for disclosures made between Ungar or Woods and their respective attorneys, spouses, children, or tax advisors.

5.2 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

5.3 Informed Consent. Prior to the execution of this Agreement, the parties have apprised themselves of sufficient relevant information, either through their attorneys or other sources of their own selection, in order that they might intelligently exercise their own judgment in deciding whether to execute this Agreement.

5.4 Voluntary Act. Each party has read this Agreement and understands its terms. Each party has executed this Agreement voluntarily and with full knowledge of its legal significance.

5.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable by any of the parties hereto without the prior written consent of the other parties hereto; provided that the Company may assign its rights and obligations to any entity which is the successor in interest to the business and assets of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective predecessors, heirs, successors, representatives and assigns.

5.6 Fees and Expenses. On the Effective Date, the Company shall pay Ungar $100,000 to reimburse Ungar for his costs and expenses incurred in connection with the restructuring of the Notes. Except as provided in the prior sentence, each party shall be liable for its own costs and expenses incurred in connection with this Agreement.

5.7 Further Assurances. Each party agrees to perform any further acts and execute and deliver any further documents which reasonably may be necessary to carry out the provisions and intent of this Agreement.

5.8 Governing Law. The validity, interpretation and performance of this Agreement shall be governed by and construed under the laws of the State of California without regard to conflicts of laws principles.

5.9 Enforcement. The parties hereto consent and agree that jurisdiction for the resolution of any dispute between them in respect of the enforcement of the rights and duties created by this Agreement shall reside in any federal or state court sitting in San Diego County, California. Service in any action to enforce rights created by this Agreement may be effected on counsel-of-record for any party to this Agreement. The prevailing party in any action to enforce this Agreement shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys’ fees.

5.10 Entire Agreement; Amendments. This Agreement and the New Notes (including the documents, schedules and exhibits referred to herein) constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto.

5.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

[Signature page follows]

[SIGNATURE PAGE TO DEBT RESTRUCTURING AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“NOTE HOLDERS”	/S/ Jonathan Ungar
Jonathan Ungar

Address: 7 Dunham Rd. Scarsdale NY 10583 Facsimile No.: Email: ungarjon@yahoo.com

/S/ Alan Woods
Alan Henry Woods

Address: 23C LPL Greenhills Condo. 17 Eisenhower St. Greenhills, San Juan Manila, Philippines Home Ph: 632-7235495 or 632-7235491. Facsimile No.: Email: alan@assanzon.com

“COMPANY”	VENTURE CATALYST INCORPORATED, a Utah corporation

	By:	/S/ Greg Shay
	Name:	Greg Shay
	Title:	President and Chief Operating Officer

Address: 591 Camino de la Reina Suite 418 San Diego, California 92108 Attention: Chief Financial Officer Facsimile No.: 858-385-1001

CONSENT OF SPOUSE OF JONATHAN UNGAR

The undersigned spouse of the party to the foregoing Agreement acknowledges on her own behalf that: (a) I have read the foregoing Agreement and I know its contents; (b) I am aware that by its provisions my spouse has agreed to sell, assign, transfer and deliver to the Company all of the Notes owned by my spouse, including my community interest therein, and (c) I hereby consent to the sale, approve of the provisions of the Agreement, and agree that such Notes, including my interest therein, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of the Agreement on such Notes or my interest therein.

/S/ NICOLE MORETTI
Print Name: Nicole Moretti

EXHIBIT A

THE NOTES

Notes Held by Jonathan Ungar

1.	Promissory Note dated September 30, 1996 by the Company in favor of Jonathan Ungar in the original principal amount of $1,768,550.

2.	Promissory Note dated September 30, 1997 by the Company in favor of Jonathan Ungar in the original principal amount of $1,000,000.

3.	Promissory Note dated September 30, 1998 by the Company in favor of Jonathan Ungar in the original principal amount of $1,000,000.

4.	Promissory Note dated September 30, 2000 by the Company in favor of Jonathan Ungar in the original principal amount of $1,000,000.

Notes Held by Alan Henry Woods

1.	Promissory Note dated September 30, 1996 by the Company in favor of Alan Henry Woods in the original principal amount of $1,731,450.

2.	Promissory Note dated September 30, 1997 by the Company in favor of Alan Henry Woods in the original principal amount of $1,000,000.

3.	Promissory Note dated September 30, 1998 by the Company in favor of Alan Henry Woods in the original principal amount of $1,000,000.

4.	Promissory Note dated September 30, 2000 by the Company in favor of Alan Henry Woods in the original principal amount of $1,000,000.

EXHIBIT B

PROMISSORY NOTE

$2,106,300	July , 2004
San Diego, California

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (THE “STATE ACTS”). THIS NOTE HAS BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE ACTS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

FOR VALUE RECEIVED, the undersigned, Venture Catalyst Incorporated, a Utah corporation (the “Obligor”), hereby promises to pay in lawful money of the United States of America, to the order of Jonathan Ungar (the “Payee”), the principal sum of Two Million One Hundred Six Thousand Three Hundred Dollars ($2,106,300.00) at the times and in the amounts set forth below.

1. Repayment; No Interest. The unpaid principal balance of this Promissory Note (this “Note”) shall be repaid in the amounts and at the times set forth in Section 1 of this Note. Except as otherwise provided in Section 2 hereof, no interest shall accrue or be paid under this Note.

(a) Payments; Prepayments.

(i) Obligor shall pay to Payee $1,504,500 on the tenth (10th) day after the date of this Note.

(ii) Obligor shall pay to Payee $601,800 on the sixtieth (60th) day after the date of this Note.

(iii) The amounts due under this Note may be prepaid at any time without premium or penalty.

(iv) To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

(b) Deductions and Withholdings. Payee authorizes the Obligor to make such deductions and withholdings with respect to any payments of principal hereunder as are required by law, including, without limitation, withholding for federal, state and foreign taxes to the extent applicable.

2. Default. If the Obligor fails to pay any amounts when due hereunder and such failure continues for after ten (10) business days following receipt by Obligor of written notice of such failure from Payee, (i) all amounts owed under this Note shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Obligor and (ii) Payee may exercise any and all rights and remedies permitted by applicable law. All amounts not paid when due shall bear interest, payable upon demand, from and including the due date to the date of payment, at the rate of 10.0% per annum, calculated on the basis of a 365- or 366-day year for the actual number of days elapsed.

3. Nontransferability. Payee’s rights under this Note, including the right to receive any payments hereunder, shall be nontransferable. The Obligor may not assign this Note or its rights and obligations hereunder except for transfers to any entity which is the successor in interest to the business and assets of the Obligor.

4. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

5. Severability. In the event that any one or more of the provisions (or parts thereof) contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges of each party shall be enforceable to the fullest extent permitted by law.

6. Governing Law. The validity, interpretation and performance of this Note shall be governed by and construed under the laws of the State of California without regard to conflicts of laws principles.

[Signature page follows]

[SIGNATURE PAGE TO NEW NOTE]

IN WITNESS WHEREOF, the parties hereto have executed this Note as of the day and year first above written.

“OBLIGOR”	VENTURE CATALYST INCORPORATED,
a Utah corporation

By:

Name:

Title:

Address:
591 Camino de la Reina
Suite 418
San Diego, California 92108
Attention: Chief Financial Officer
Facsimile No.: 858-385-1001

EXHIBIT C

PROMISSORY NOTE

$2,093,700	July , 2004
San Diego, California

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (THE “STATE ACTS”). THIS NOTE HAS BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE ACTS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

FOR VALUE RECEIVED, the undersigned, Venture Catalyst Incorporated, a Utah corporation (the “Obligor”), hereby promises to pay in lawful money of the United States of America, to the order of Alan Henry Woods (the “Payee”), the principal sum of Two Million Ninety-Three Thousand Seven Hundred Dollars ($2,093,700.00) at the times and in the amounts set forth below.

7. Repayment; No Interest. The unpaid principal balance of this Promissory Note (this “Note”) shall be repaid in the amounts and at the times set forth in Section 1 of this Note. Except as otherwise provided in Section 2 hereof, no interest shall accrue or be paid under this Note.

(a) Payments; Prepayments.

(i) Obligor shall pay to Payee $1,495,000 on the tenth (10th) day after the date of this Note.

(ii) Obligor shall pay to Payee $598,700 on the sixtieth (60th) day after the date of this Note.

(iii) The amounts due under this Note may be prepaid at any time without premium or penalty.

(iv) To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

(b) Deductions and Withholdings. Payee authorizes the Obligor to make such deductions and withholdings with respect to any payments of principal hereunder as are required by law, including, without limitation, withholding for federal, state and foreign taxes to the extent applicable.

8. Default. If the Obligor fails to pay any amounts when due hereunder and such failure continues for after ten (10) business days following receipt by Obligor of written notice of such failure from Payee, (i) all amounts owed under this Note shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Obligor and (ii) Payee may exercise any and all rights and remedies permitted by applicable law. All amounts not paid when due shall bear interest, payable upon demand, from and including the due date to the date of payment, at the rate of 10.0% per annum, calculated on the basis of a 365- or 366-day year for the actual number of days elapsed.

9. Nontransferability. Payee’s rights under this Note, including the right to receive any payments hereunder, shall be nontransferable. The Obligor may not assign this Note or its rights and obligations hereunder except for transfers to any entity which is the successor in interest to the business and assets of the Obligor.

10. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

11. Severability. In the event that any one or more of the provisions (or parts thereof) contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges of each party shall be enforceable to the fullest extent permitted by law.

12. Governing Law. The validity, interpretation and performance of this Note shall be governed by and construed under the laws of the State of California without regard to conflicts of laws principles.

[Signature page follows]

[SIGNATURE PAGE TO NEW NOTE]

IN WITNESS WHEREOF, the parties hereto have executed this Note as of the day and year first above written.

“OBLIGOR”	VENTURE CATALYST INCORPORATED,
a Utah corporation

By:

Name:

Title:

Address:
591 Camino de la Reina
Suite 418
San Diego, California 92108
Attention: Chief Financial Officer
Facsimile No.: 858-385-1001